                                                                     EXHIBIT 4.1

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, NEW YORK) TRANSFER AGENT AND REGISTRAR
BY

     AUTHORIZED SIGNATURE


  COMMON STOCK                                                    COMMON STOCK

                                                                 SEE REVERSE FOR
                             UROLOGIX, INC.                  CERTAIN DEFINITIONS
          INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA
THIS CERTIFIES that                                            CUSIP 917273 10 4


is the owner of

 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE OF $.01
                              PER SHARE, OF
                             UROLOGIX, INC.

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.
    WITNESS THE FASCIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.
DATED:
               SECRETARY                            PRESIDENT AND
                                               CHIEF EXECUTIVE OFFICER
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                                 UROLOGIX, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPAT-ING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITA-TIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.

                    --------------------------------------

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
   TEN COM        --as tenants in common  UNIF GIFT MIN ACT--
                                           ..............Custodian..............

                                                         (Cust)        (Minor)
   TEN ENT        --as tenants by the entireties   under Uniform Gifts to Minors
   JT TEN         --as joint tenants with right of survivorship and not as
                     tenants in common

                                                       Act..........
                                                       (State)
                  Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED _______________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL
SECURITY OR OTHER
  IDENTIFYING NUMBER OF
        ASSIGNEE
                             --------------------------------------------------
- --------------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
_________________________________________________________________________ SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY
IRREVOCABLY CONSTITUTE AND APPOINT
_______________________________________________________________________ ATTORNEY
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED
CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES

DATED                               -------------------------------------------
                                    -------------------------------------------
                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURE GUARANTEED